UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

NORTHEAST COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40589	86-3173858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

325 Hamilton Avenue, White Plains, New York 10601

(Address of principal executive offices) (Zip Code)

(914) 684-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NECB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2024, the Board of Directors of NorthEast Community Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, NorthEast Community Bank (the “Bank”), appointed Joel L. Morgenthau to serve as a director of the Company and the Bank. Mr. Morgenthau was appointed to fill the vacancy on the Board of Directors of the Company and the Bank resulting from the death of Kevin P. O’Malley, who had served as a director since 2016.

Mr. Morgenthau has been a Partner in the law firm of Moritt Hock & Hamroff LLP since June 2017. Moritt Hock & Hamroff LLP provides legal services to the Bank and provides construction loan closing services to borrowers of the Bank who choose to use the law firm for these services. During the year ending December 31, 2024 to date, and during the year ended December 31, 2023, (i) the Bank paid approximately $58,000 and $230,000, respectively, in legal fees to Mr. Morgenthau’s law firm and (ii) construction loan borrowers of the Bank paid approximately $344,000 and $582,000, respectively, in legal fees directly to Mr. Morgenthau’s law firm in connection with the closing of construction loans.

Mr. Morgenthau was not appointed to serve on any committee of the Board of Directors in connection with his appointment as director.

There are no arrangements or understandings with any person pursuant to which Mr. Morgenthau has been selected to serve as a director of the Company and the Bank. Except as described above, there have been no transactions directly or indirectly involving Mr. Morgenthau that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHEAST COMMUNITY BANCORP, INC.

Date: October 30, 2024	By:	/s/ Kenneth A. Martinek
Kenneth A. Martinek
Chairman and Chief Executive Officer